UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07694

Morgan Stanley Emerging Markets Debt Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 22nd Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 33rd Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	6/30/05

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget ("OMB") control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s Semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2005 Semi-Annual Report

June 30, 2005

Morgan Stanley Emerging Markets Debt Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley Emerging Markets Debt Fund, Inc.

Directors
Charles A. Fiumefreddo
Michael Bozic
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael Nugent
Fergus Reid

Officers
Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President

James W. Garrett
Treasurer and Chief Financial Officer

Carsten Otto
Chief Compliance Officer

Michael J. Leary
Assistant Treasurer

Mary E. Mullin
Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

Custodian

JPMorgan Chase Bank

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10030

1 (800) 278-4353

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800)221-6726 or visit our website at www.morganstanley.com/im.

© 2005 Morgan Stanley

Morgan Stanley Emerging Markets Debt Fund, Inc.

Letter to Stockholders	Overview

Performance

For the six months ended June 30, 2005, the Fund had a total return, based on net asset value per share of 6.78%, net of fees, compared to 5.11% for the J.P. Morgan Emerging Markets Bond Global Index (the “Index”). On June 30, 2005, the closing price of the Fund’s shares on the New York Stock Exchange was $9.94, representing a 7.1% discount to the Fund’s net asset value per share.

Factors Affecting Performance

•                  The performance of Emerging Markets Debt (EMD) over the first half of the year was a story of two distinct quarters. In the first quarter, EMD fell 1.28%, with most of the price action occurring in March.

•                  The U.S. Treasury yield curve flattened over the first quarter and spreads widened during March. Sentiment reversed in the second quarter, with EMD rallying by over 6%.

•                  Performance was driven almost entirely by a rally in the U.S. Treasury market, which resulted in long-term yields declining by over 50 basis points.

•                  Investor appetite for risk appeared to increase towards the end of the second quarter, which assisted the EMD market.

•                  EMD rallied by 5.11% over the first half. Somewhat surprisingly, the U.S. Treasury market also rallied over the six month period, despite continued U.S. Federal Reserve rate rises and oil price rises above U.S. $60 dollars a barrel. As a result, the U.S. yield curve flattened significantly.

Management Strategies

•                  Fundamentals for emerging markets generally remained positive, given strong commodity prices and positive current account balances.

•                  Inflows into the EMD asset class were also strong and continued unabated for the reporting period. Thus, technicals and fundamentals remained strong for the EMD market, while the external environment was generally benign.

•                  We believe EMD markets are likely to remain relatively range bound in the months ahead.

•                  While we continue to believe that improving internal fundamentals provide a solid backdrop for the EMD asset class, currently EMD valuations are not wildly compelling and the external environment (nominal interest rates) has become more hostile.

•                  Selective overweight in countries that still offer fundamental value will, in our opinion, be the best strategy to maximize returns in 2005.

•                  We maintain overweight positions in Argentina, Indonesia, Russia and Turkey, as we believe these markets have yet to fully reflect the ongoing improvement in their economic fundamentals.

•                  The Fund remains underweight in Brazil and certain Asian credits, as we believe that valuations, particularly in the external debt markets of those countries, have outpaced fundamentals during the last few months.

Sincerely,

Ronald E. Robison
Executive Vice President—
Principal Executive Officer
July 2005

Morgan Stanley Emerging Markets Debt Fund, Inc.

Investment Advisory Agreement Approval	June 30, 2005 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Fund’s performance was lower than its performance peer group average for all three periods. The Board discussed with the Adviser possible steps to improve performance.  The Adviser informed the Board that in order to try to improve performance it increased its research staff in 2004. The Board considered that the Fund’s performance relative to its performance peer group improved in the last year compared to the two prior periods. The Board concluded that the Fund’s performance was improving and that the actions taken by the Adviser were reasonably designed to improve performance.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Fund under the Management Agreement. The Board noted that the rate was higher than the management fee rates charged by the Adviser to certain other funds it manages with investment strategies comparable to those of the Fund but less than the average fee rate charged by funds in its expense peer group (defined in the next paragraph).

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Fund. The Board noted that: (i) the Fund’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; and (ii) the Fund’s total expense ratio was also lower than the average total expense ratio of the funds included in the Fund’s expense peer group. The Board concluded that the Fund’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is closed-end and is not a growth fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Investment Advisory Agreement Approval (cont'd)	June 30, 2005 (unaudited)

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares through a broker-dealer affiliate of the Adviser.  The Board considered the float benefits and concluded that they were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”).  The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Portfolio of Investments
(Showing Percentage of Total Value of Investments)	June 30, 2005 (unaudited)

		Face
		Amount	Value
		(000)	(000)
DEBT INSTRUMENTS (98.9%)
Argentina (2.7%)
Sovereign (2.7%)
Republic of Argentina
1.33%, 12/31/38		$ (a)3,804	$1,375
1.33%, 12/31/38		(a)411	148
8.28%, 12/31/33		374	347
8.28%, 12/31/33		4,012	3,711
Republic of Argentina (Linked Variable Rate)
82.329%, 4/10/49		(b)4,090	1,207
			6,788
Brazil (17.5%)
Sovereign (17.5%)
Federative Republic of Brazil
4.25%, 4/15/24		(c)5,280	5,023
6.00%, 4/15/24		(c)1,490	1,447
8.00%, 4/15/14		(d)10,850	11,115
8.875%, 10/14/19		8,963	9,523
8.875%, 4/15/24		975	1,017
10.50%, 7/14/14		3,920	4,645
11.00%, 8/17/40		2,335	2,812
14.50%, 10/15/09		6,040	7,882
			43,464
Bulgaria (1.6%)
Sovereign (1.6%)
Republic of Bulgaria
8.25%, 1/15/15		3,189	4,022
Chile (1.9%)
Corporate (1.9%)
Empresa Nacional de Petroleo
6.75%, 11/15/12		(e)4,170	4,638
Colombia (1.3%)
Sovereign (1.3%)
Republic of Colombia
9.75%, 4/9/11		1,453	1,666
10.375%, 1/28/33		370	443
11.75%, 2/25/20		925	1,221
			3,330
India (0.0%)
Corporate (0.0%)
Surashtra Cement and Chemical Ltd.
19.00% (expired maturity)	INR	(f)30,000	@—
Indonesia (3.1%)
Corporate (3.1%)
Pindo Deli Finance Mauritius
Tranche A, 4.19%, 4/28/15		$1,313	$1,050
Tranche B, 4.19%, 4/28/18		3,413	1,741
Tranche C, Zero Coupon, 4/28/27		6,884	1,377
Tijiwi Kimia Finance Mauritius Ltd.
Tranche A, 4.19%, 4/28/15		(e)1,054	886
Tranche B, 4.19%, 4/28/18		(c)(e)2,714	1,737
Tranche C, Zero Coupon, 4/28/27		(e)3,352	804
			7,595
Ivory Coast (0.2%)
Sovereign (0.2%)
Republic of Ivory Coast
2.00%, 3/29/18		(b)2,045	389
Malaysia (3.8%)
Sovereign (3.8%)
Government of Malaysia
7.50%, 7/15/11		1,390	1,622
8.75%, 6/1/09		6,720	7,799
			9,421
Mexico (20.5%)
Corporate (8.9%)
Pemex Project Funding Master Trust
4.71%, 6/15/10		(c)(e)4,250	4,394
8.625%, 12/1/23		(e)1,740	2,123
9.125%, 10/13/10		4,040	4,741
9.50%, 9/15/27		(e)4,860	6,367
9.50%, 9/15/27		2,060	2,696
Satelites Mexicanos S.A. de CV, ‘B’
10.125% (expired maturity)		(b)3,343	1,789
			22,110
Sovereign (11.6%)
United Mexican States
8.125%, 12/30/19		5,363	6,596
8.30%, 8/15/31		1,940	2,420
8.375%, 1/14/11		(d)10,210	11,910
10.375%, 2/17/09		3,430	4,101
11.50%, 5/15/26		2,338	3,758
			28,785
			50,895

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)	June 30, 2005 (unaudited)

	Face
	Amount	Value
	(000)	(000)
Nigeria (1.2%)
Sovereign (1.2%)
Central Bank of Nigeria Par Bond
6.25%, 11/15/20	$ (a)3,000	$2,955
Panama (3.2%)
Sovereign (3.2%)
Republic of Panama
8.875%, 9/30/27	2,650	3,173
9.375%, 4/1/29	1,890	2,348
9.625%, 2/8/11	1,510	1,812
10.75%, 5/15/20	490	667
		8,000
Peru (2.4%)
Sovereign (2.4%)
Republic of Peru
8.375%, 5/3/16	1,610	1,815
9.875%, 2/6/15	3,235	4,020
		5,835
Philippines (7.3%)
Sovereign (7.3%)
Republic of Philippines
8.875%, 3/17/15	11,690	12,245
9.50%, 2/2/30	3,340	3,417
10.625%, 3/16/25	2,080	2,337
		17,999
Qatar (0.8%)
Sovereign (0.8%)
State of Qatar (Registered)
9.75%, 6/15/30	1,260	1,962
Russia (20.0%)
Corporate (1.9%)
Gaz Capital for Gazprom
8.625%, 4/28/34	3,670	4,617
Sovereign (18.1%)
Aries Vermoegensverwaltungs GmbH
9.60%, 10/25/14	4,250	5,530
Russian Federation
5.00%, 3/31/30	(a)(e)4,684	5,270
Russian Federation (Registered)
5.00%, 3/31/30	(a)965	1,086
8.25%, 3/31/10	3,820	4,185
11.00%, 7/24/18	7,051	10,568
12.75%, 6/24/28	10,080	18,270
		44,909
		49,526
Tunisia (0.3%)
Sovereign (0.3%)
Banque Centrale de Tunisie
7.375%, 4/25/12	$750	$866
Turkey (7.1%)
Sovereign (7.1%)
Citigroup Global Markets Holdings, Inc. (Turkish Lira Index Linked)
Zero Coupon, 2/23/06	5,780	8,102
Zero Coupon, 9/28/06	1,540	1,621
Republic of Turkey
11.00%, 1/14/13	3,570	4,525
11.50%, 1/23/12	2,700	3,463
		17,711
Venezuela (4.0%)
Sovereign (4.0%)
Republic of Venezuela
8.50%, 10/8/14	1,510	1,572
9.375%, 1/13/34	2,380	2,499
10.75%, 9/19/13	4,890	5,736
		9,807
TOTAL DEBT INSTRUMENTS (Cost $228,114)		245,203

	No. of
	Warrants
WARRANTS (0.1%)
Nigeria (0.0%)
Central Bank of Nigeria, expiring 11/15/20	3,000	78
Venezuela (0.1%)
Republic of Venezuela Oil-Linked Payment Obligation, expiring 4/15/20	11,350	267
TOTAL WARRANTS (Cost $@—)		345

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Portfolio of Investments (cont'd)
(Showing Percentage of Total Value of Investments)	June 30, 2005 (unaudited)

	Face
	Amount	Value
	(000)	(000)
SHORT-TERM INVESTMENT (1.0%)
United States (1.0%)
Repurchase Agreement (1.0%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $2,506 (Cost $2,506)	$ (g)2,506	$2,506
TOTAL INVESTMENTS (100.0%) (Cost $230,620)		248,054
LIABILITIES IN EXCESS OF OTHER ASSETS		(12,179)
NET ASSETS		$235,875

(a)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2005. Maturity date disclosed is ultimate maturity.
(b)	Security is in default.
(c)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on June 30, 2005.
(d)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of June 30, 2005. See note A-3 to financial statements.
(e)	144A Security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)	Security was valued at fair value - At June 30, 2005, the Fund held a fair-valued security, valued at less than $500, representing less than 0.05% of net assets.
(g)

Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

@	Face Amount/Value is less than $500.
INR	Indian Rupee

Futures Contracts:

The Fund had the following futures contract(s) open at period end:

				Net
				Unrealized
				Appreciation
	Number of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Short:
2 Year U.S. Treasury Note	629	$130,635	Sept-05	$(5)

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry, as a percentage of total investments.

*                 Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Financial Statements (unaudited)

Statement of Assets and Liabilities

June 30, 2005 (000)
Assets:
Investments, at Value (Cost $230,620)	$248,054
Cash	327
Interest Receivable	4,377
Due from Broker	730
Foreign Currency, at Value (Cost $54)	56
Other Assets	11
Total Assets	253,555
Liabilities:
Payable For:
Reverse Repurchase Agreements	13,359
Dividends Declared	3,968
Investment Advisory Fees	194
Directors’ Fees and Expenses	32
Custodian Fees	16
Administration Fees	7
Other Liabilities	104
Total Liabilities	17,680
Net Assets
Applicable to 22,046,681, Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$235,875
Net Asset Value Per Share	$10.70
Net Assets Consist of:
Common Stock	$220
Paid-in Capital	279,066
Undistributed (Distributions in Excess of) Net Investment Income	2,439
Accumulated Net Realized Gain (Loss)	(63,284)
Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Translations, and Futures Contracts	17,434
Net Assets	$235,875

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Financial Statements (unaudited)

Statement of Operations

Six Months Ended
June 30, 2005 (000)
Investment Income
Interest	$13,089
Expenses
Investment Advisory Fees (Note B)	1,142
Interest Expense on Reverse Repurchase Agreements	138
Administration Fees (Note C)	91
Professional Fees	38
Stockholder Reporting Expenses	33
Custodian Fees (Note D)	24
Bank Overdraft Expense	13
Stockholder Servicing Fees	8
Directors’ Fees and Expenses	3
Other Expenses	32
Total Expenses	1,522
Waiver of Administration Fees (Note C)	(51)
Expense Offset (Note D)	@—
Net Expenses	1,471
Net Investment Income (Loss)	11,618
Net Realized Gain (Loss) on:
Investments	(1,219)
Futures	137
Net Realized Gain (Loss)	(1,082)
Change in Unrealized Appreciation (Depreciation) on:
Investments	4,275
Foreign Currency Translations	(7)
Futures	(36)
Change in Unrealized Appreciation (Depreciation)	4,232
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	3,150
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,768

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements

Morgan Stanley Emerging Markets Debt Fund, Inc.

Financial Statements

Statement of Changes in Net Assets

	Six Months Ended
	June 30, 2005	Year Ended
	(unaudited)	December 31, 2004
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$11,618	$18,242
Net Realized Gain (Loss)	(1,082)	5,802
Change in Unrealized Appreciation (Depreciation)	4,232	(1,699)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,768	22,345
Distributions from and/or in Excess of:
Net Investment Income	(7,937)	(19,085)
Total Increase (Decrease)	6,831	3,260
Net Assets:
Beginning of Period	229,044	225,784
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $2,439 and $(1,242), Respectively)	$235,875	$229,044

The accompanying notes are an integral part of the financial statements

Morgan Stanley Emerging Markets Debt Fund, Inc.

Financial Statements (unaudited)

Statement of Cash Flows

Six Months Ended
June 30, 2005 (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$62,497
Purchases of Long-Term Investments	(61,573)
Net (Increase) Decrease in Short-Term Investments	(2,506)
Net Realized Gain (Loss) on Futures Contracts	137
Net Investment Income	11,618
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(26)
Net Increase (Decrease) in Payables Related to Operations	(722)
Accretion/Amortization of Discounts and Premiums	(2,789)
Net Cash Provided (Used) by Operating Activities	6,636
Cash Flows from Financing Activities:
Cash Received for Reverse Repurchase Agreements	40,216
Cash Paid for Reverse Repurchase Agreements	(35,376)
Cash Distributions Paid	(11,149)
Net Cash Provided (Used) for Financing Activities	(6,309)
Net Increase (Decrease) in Cash	327
Cash at Beginning of Period	—
Cash at End of Period	$327

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Six Months Ended
	June 30, 2005		Year Ended December 31,
	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.39		$10.24	$8.45	$8.25	$8.22	$8.36
Net Investment Income	0.53	†	0.83 †	0.77 †	0.67 †	0.80	1.23
Net Realized and Unrealized Gain (Loss) on Investments	0.14		0.19	1.77	0.19	0.08	(0.29)
Total from Investment Operations	0.67		1.02	2.54	0.86	0.88	0.94
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.87)	(0.75)	(0.66)	(0.85)	(1.08)
Net Asset Value, End of Period	$10.70		$10.39	$10.24	$8.45	$8.25	$8.22
Per Share Market Value, End of Period	$9.94		$9.61	$9.76	$7.55	$7.40	$6.88
TOTAL INVESTMENT RETURN:
Market Value	7.25	%**	7.95%	40.21%	11.11%	20.65%	16.49%
Net Asset Value (1)	6.78	%**	11.24%	31.44%	11.54%	12.50%	13.50%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$235,875		$229,044	$225,784	$186,308	$181,913	$181,134
Ratio of Expenses to Average Net Assets(2)	1.28	%*	1.22%	1.25%	1.34%	1.61%	2.32%
Ratio of Expenses Excluding Interest Expense to Average Net Assets(2)	1.15	%*	1.16%	1.20%	1.29%	1.41%	1.34%
Ratio of Net Investment Income to Average Net Assets	10.18	%*	8.18%	8.04%	8.11%	9.73%	14.31%
Portfolio Turnover Rate	26	%**	118%	187%	149%	233%	272%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.28	%*	N/A	N/A	N/A	N/A	N/A
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.33	%*	1.23%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	10.13	%*	8.17%	N/A	N/A	N/A	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amounts are based on average shares outstanding.
*	Annualized
**	Not Annualized

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Notes to Financial Statements	June 30, 2005 (unaudited)

Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A.    Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies.  Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation:  Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.              Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.              Reverse Repurchase Agreements:  The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of

Morgan Stanley Emerging Markets Debt Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

At June 30, 2005, the Fund had reverse repurchase agreements outstanding with Lehman Brothers as follows:

Maturity in
less than
365 Days
Value of Securities Subject to Repurchase	$13,325,000
Liability Under Reverse Repurchase Agreement	$13,359,000
Weighted Average Days to Maturity	61.47

The weighted average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2005, was approximately $11,340,000 at a weekly weighted average interest rate of 2.05%.

4.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

5.              Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract

Morgan Stanley Emerging Markets Debt Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6.              Structured Securities: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

7.              Futures:  The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

8.              Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

9.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to stockholders are recorded on the ex-dividend date.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an administration agreement for a monthly fee, computed weekly and payable monthly, which on an annual basis equals to 0.08% of the average weekly net assets of the Fund.  As approved by the Board of Directors, MS Investment Management has agreed to limit the administration fee so that it will be no greater than the old administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2005, $51,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund.  For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.  Administration costs (including out-of-pocket expenses)  incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.    Custodian Fees: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund.  The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses.  These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests.  Such taxes are generally based on income and/ or capital gains earned or repatriated.  Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.  The tax character of distributions paid during 2004 and 2003 were as follows:

2004 Distributions		2003 Distributions
Paid From:		Paid From:
(000)		(000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$19,085	$—	$16,566	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are generally due to paydown adjustments and cost basis adjustment for defaulted bonds. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income (000)	Long-term Capital Gain (000)
$285	$—

At June 30, 2005, the U.S. Federal income tax cost basis of securities was approximately $230,620,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $17,434,000 of which $23,476,000 related to appreciated securities and $6,042,000 related to depreciated securities.

At December 31, 2004, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $62,802,000 available to offset future capital gains, of which $46,209,000 will expire on December 31, 2006, $13,135,000 will expire on December 31, 2007 and $3,458,000 will expire on December 31, 2009. During the year ended December 31, 2004, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $6,693,000.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2004, the Fund did not defer any post-October capital, currency and passive foreign investment company losses to January 1, 2005, for U.S. Federal income tax purposes.

F.     Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Other: During the six months ended June 30, 2005, the Fund made purchases and sales totaling approximately $61,573,000 and $62,185,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Assets and Liabilities and the differences could be material.

On June 20, 2005 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.1800 per share, derived from net investment income, payable on July 15, 2005, to stockholders of record on June 30, 2005.

Reporting to Stockholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1(800)548-7786 or by visiting our website at www.morganstanley.com/im.  This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley Emerging Markets Debt Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10030

1(800)278-4353

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Required disclosure beginning with fiscal year end 12/31/05.

Item 9. Closed-End Fund Repurchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics – Not applicable for semi-annual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Emerging Markets Debt Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 23, 2005